Form N-CSR/A Item 13(b) Exhibit

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the “Fund”), that:

(a)

The Semiannual Report of the Fund on Form N-CSR/A for the period ended June 30, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Fund for such period.

A signed original of this written statement required by section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

Date: September 29, 2022

/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: September 29, 2022

/s/ Edward J. Perkin
Edward J. Perkin
President